                                                                   Exhibit 10.18

                     EMPLOYEE BENEFITS AND OTHER EMPLOYMENT
                          MATTERS ALLOCATION AGREEMENT
                       BETWEEN HOST MARRIOTT CORPORATION,
                             HOST MARRIOTT, L.P. AND
                          CRESTLINE CAPITAL CORPORATION

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1. DEFINITIONS.................................................................2

   1.1. Definitions............................................................2
        -----------
   Aggregate Exercise Price....................................................2
   ------------------------
   Aggregate Spread............................................................2
   ----------------
   Aggregate Value.............................................................2
   ---------------
   Agreement...................................................................2
   ---------
   Code........................................................................2
   ----
   Company Contribution........................................................2
   --------------------
   Commission..................................................................2
   ----------
   Conversion Award............................................................2
   ----------------
   Contribution Agreement......................................................3
   ----------------------
   Contribution Date...........................................................3
   -----------------
   Crestline...................................................................3
   ---------
   Crestline Common Stock......................................................3
   ----------------------
   Crestline Stock Price.......................................................3
   ---------------------
   Current Plan Year...........................................................3
   -----------------
   Deferred Compensation Plan..................................................3
   --------------------------
        (i)   HMC Deferred Compensation Plan...................................3
              ------------------------------
        (ii)  Crestline Deferred Compensation Plan.............................3
              ------------------------------------
    Distribution Agreement.....................................................3
    ----------------------
    Distribution...............................................................4
    ------------
    Distribution Date..........................................................4
    -----------------
    Employee...................................................................4
    --------
        (i)   Crestline Employee...............................................4
              ------------------
        (ii)  Retained Employee................................................4
              -----------------
        (iii) Retained Individual..............................................4
              -------------------
    Employer Security..........................................................4
    -----------------
    ERISA......................................................................4
    -----
    Existing HMC Stock Award...................................................4
    ------------------------
    Flexible Spending Plan.....................................................5
    ----------------------
    HMC Comprehensive Stock Incentive Plan.....................................5
    --------------------------------------
    HMC........................................................................5
    ---
    HMC Common Stock...........................................................5
    ----------------
    HMC Stock Price............................................................5
    ---------------
    HMLP.......................................................................5
    ----
    HMO........................................................................5
    ---
    Host Marriott Services Distribution:.......................................5
    ------------------------------------
    Host REIT Stock............................................................5
    ---------------
    Host REIT..................................................................5
    ---------
    IRS........................................................................5
    ---

                                                                            Page
                                                                            ----

    Marriott International Distribution:.......................................5
    ------------------------------------
    Medical/Dental Plan........................................................6
    -------------------
          (i)  Crestline Medical/Dental Plan...................................6
               -----------------------------
          (ii) Host Marriott Medical/Dental Plan...............................6
               ---------------------------------
    Nonqualified Stock Option..................................................6
    -------------------------
    Plan.......................................................................6
    ----
    Profit Sharing Plan........................................................6
    -------------------
          (i)  Crestline Profit Sharing Plan...................................6
               -----------------------------
          (ii) Host Marriott Profit Sharing Plan...............................6
               ---------------------------------
    Qualified Beneficiary......................................................6
    ---------------------
          (i)  HMC Qualified Beneficiary.......................................7
               -------------------------
          (ii) Crestline Qualified Beneficiary.................................7
               -------------------------------
    Service Credit.............................................................7
    --------------
    Stock Purchase Plan........................................................7
    -------------------
    Welfare Plan...............................................................7
    ------------
    1.2. Certain Constructions.................................................7
         ---------------------
    1.3. Schedules, Sections...................................................7
         -------------------
    1.4. Survival..............................................................7
         --------
2. EMPLOYEE BENEFITS...........................................................8
   -----------------
    2.1. Employment............................................................8
         ----------
          2.1.1. Allocation of Responsibilities................................8
                 ------------------------------
          2.1.2. Service Credits...............................................8
                 ---------------
          (i)  Distribution Date Transfers.....................................8
               ---------------------------
          (ii) Post-Distribution Date Transfers................................8
               --------------------------------
    2.2. Profit Sharing Plans..................................................8
         --------------------
          2.2.1. Sponsorship of Host Marriott Profit Sharing Plan..............8
                 ------------------------------------------------
          2.2.2. Establishment of the Crestline Profit Sharing Plan............9
                 --------------------------------------------------
          2.2.3. Obligation to Make Company Contribution.......................9
                 ---------------------------------------
          2.2.4. Transfer and Acceptance of Account Balances...................9
                 -------------------------------------------
          2.2.5. HMLP to Provide Information..................................10
                 ---------------------------
          2.2.6. Regulatory Filings...........................................11
                 ------------------
    2.3. Deferred Compensation Plans..........................................11
         ---------------------------
          2.3.1. HMC Deferred Compensation Plan...............................11
                 ------------------------------
          2.3.2. Crestline Deferred Compensation Plan.........................11
                 ------------------------------------
    2.4. Other Plans..........................................................12
         -----------
    2.5. Stock Plans..........................................................12
         -----------
          2.5.1. Host Marriott Comprehensive Stock Incentive Plan.............12
                 ------------------------------------------------
          2.5.2. Crestline Comprehensive Stock Incentive Plan.................12
                 --------------------------------------------
          2.5.3. Effect of the Distribution and Host REIT Conversion
                 ---------------------------------------------------
                 on Awards Made Under the 1997 HMC
                 ---------------------------------
                 Comprehensive Stock Incentive Plan Prior to the
                 -----------------------------------------------
                 Distribution Date............................................12
                 -----------------
          2.5.4. Effect of the Host REIT Conversion on the Host
                 ----------------------------------------------
                 Marriott Corporation Employee Stock Purchase Plan............14
                 -------------------------------------------------
    2.6. Medical/Dental Plan Liability and Coverage...........................15
         ------------------------------------------

                                                                            Page
                                                                            ----

          2.6.1. Liability for Claims.........................................15
                 --------------------
          2.6.2. Continuation Coverage Administration.........................16
                 ------------------------------------
          2.6.3. Flexible Benefits Plan.......................................16
                 ----------------------
    2.7. Paid Time Liabilities................................................17
         ---------------------
          2.7.1. Division of Liabilities......................................17
                 -----------------------
    2.8. Reservation of Right To Amend or Terminate Plans.....................17
         ------------------------------------------------
    2.9. Notice...............................................................17
         ------
    2.10. Payroll Reporting and Withholding...................................18
          ---------------------------------
          2.10.1. Form W-2 Reporting..........................................18
                  ------------------
          2.10.2. Forms W-4 and W-5...........................................18
                  -----------------
          2.10.3. Garnishments, Tax Levies, Child Support Orders,
                  -----------------------------------------------
                  Qualified Medical Child Support Orders and Wage
                  -----------------------------------------------
                  Assignments.................................................18
                  -----------
          2.10.4. Authorizations for Payroll Deductions.......................18
                  -------------------------------------
3. LABOR AND EMPLOYMENT MATTERS...............................................20
   ----------------------------
    3.1. Separate Employers...................................................20
         ------------------
    3.2. Employment Policies and Practices....................................20
         ---------------------------------
    3.3. Claims...............................................................20
         ------
          3.3.1. Scope........................................................20
                 -----
          3.3.2. Employment-Related Claims....................................20
                 -------------------------
          3.3.3. Obligation to Indemnify......................................20
                 -----------------------
          3.3.4. Pre-Host REIT Conversion.....................................21
                 ------------------------
          3.3.5. Distribution and Other Joint Liability Claims................21
                 ---------------------------------------------
          3.3.6. Host REIT Conversion Employment-Related Claims...............22
                 ----------------------------------------------
    3.4. Notice of Claims.....................................................22
         ----------------
    3.5. Assumption of Unemployment Tax Rates.................................22
         ------------------------------------
    3.6. Intercompany Service Charge..........................................22
         ---------------------------
    3.7. WARN Claims..........................................................23
         -----------
    3.8. Employees on Leave of Absence........................................23
         -----------------------------
    3.9. No Third Party Beneficiary Rights....................................23
         ---------------------------------
    3.10. Attorney-Client Privilege...........................................23
          -------------------------
4. DEFAULT....................................................................24
   -------
    4.1. Default..............................................................24
         -------
    4.2. Force Majeure........................................................24
         -------------
5. MISCELLANEOUS..............................................................25
   -------------
    5.1. Relationship of Parties..............................................25
         -----------------------
    5.2. Access to Information; Cooperation...................................25
         ----------------------------------
    5.3. Assignment...........................................................25
         ----------
    5.4. Headings.............................................................25
         --------
    5.5. Severability of Provisions...........................................25
         --------------------------
    5.6. Parties Bound........................................................26
         -------------
    5.7. Notices..............................................................26
         -------
    5.8. Further Action.......................................................27
         --------------
    5.9. Waiver...............................................................27
         ------
    5.10. Governing Law.......................................................27
          -------------

                                                                            Page
                                                                            ----

    5.11. Consent to Jurisdiction.............................................27
          -----------------------
    5.12. Entire Agreement....................................................27
          ----------------

                EMPLOYEE BENEFITS AND OTHER EMPLOYMENT MATTERS
                ----------------------------------------------
                             ALLOCATION AGREEMENT
                             --------------------


THIS EMPLOYEE BENEFITS AND OTHER EMPLOYMENT MATTERS ALLOCATION AGREEMENT ("Agreement") is made and entered into as of _________________, by and between HOST MARRIOTT CORPORATION, a Delaware corporation ("HMC"), HOST MARRIOTT, L.P., a Delaware limited partnership ("HMLP") and CRESTLINE CAPITAL CORPORATION, a Maryland corporation ("Crestline").


                                R E C I T A L S

          WHEREAS, subject to certain conditions, HMC intends to enter into certain transactions pursuant to a plan to reorganize its business operations so that it will qualify as a real estate investment trust as of January 1, 1999 ("Host REIT Conversion"); and

          WHEREAS, as part of the Host REIT Conversion (i) HMC will transfer all its liabilities, including but not limited to liabilities relating to employee benefits, to HMLP (ii) HMC will merge with and into HMC Merger Corporation (to be renamed Host Marriott Corporation) and (iii) holders of HMC Common Stock will receive a dividend of outstanding common shares of Crestline; and

          WHEREAS, in connection with the Host REIT Conversion, HMC and Crestline have entered into a Distribution Agreement (the "Distribution Agreement") dated as of ____________, 1998, and HMC and HMLP have entered into a Contribution Agreement ("Contribution Agreement") dated as of _____________, 1998; and

          WHEREAS, pursuant to the Distribution Agreement, HMC and Crestline have agreed to enter into an agreement allocating responsibilities with respect to employee compensation, benefits, labor and certain other employment matters pursuant to the terms and conditions set forth herein; and

          WHEREAS, pursuant to the Contribution Agreement, HMC and HMLP have agreed to enter into an agreement allocating responsibilities with respect to employee compensation, benefits, labor and certain other employment matters pursuant to the terms and conditions set forth herein; and

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HMC, HMLP and Crestline agree as follows:

1.  DEFINITIONS

    1.1.  Definitions
          -----------

          As used in this Agreement, the following terms shall have the meanings indicated below:

          Aggregate Exercise Price:  the exercise price of shares of HMC Common
          ------------------------
Stock covered by an Existing HMC Stock Award multiplied by the number of shares of HMC Common Stock covered by such award on the Distribution Date.

          Aggregate Spread:  the difference between the aggregate exercise price
          ----------------
of an Existing HMC Stock Award and sum of the HMC Stock Price and one-tenth (1/10) of the Crestline Stock Price, multiplied by the number of shares underlying such Existing HMC Stock Award remaining unexercised on the Distribution Date.

          Aggregate Value:  the number of shares of HMC Common Stock covered
          ---------------
under an Existing HMC Stock Award under the 1997 HMC Comprehensive Stock Incentive Plan as of the Distribution Date multiplied by the sum of the HMC Stock Price and one-tenth (1/10) of the Crestline Stock Price.

          Agreement:  the Employee Benefits And Other Employment Matters
          ---------
Allocation Agreement Between Host Marriott Corporation, Host Marriott, L.P. and Crestline Capital Corporation, as set forth herein.

          Code:  the Internal Revenue Code of 1986, as amended, or any successor
          ----
legislation.

          Company Contribution: the contributions of HMC under the Host Marriott
          --------------------
Corporation (HMC) Retirement and Savings Plan, as determined in the sole and absolute discretion of HMC's Board of Directors.

          Commission:  the Securities and Exchange Commission.
          ----------

          Conversion Award: an adjustment under the 1997 HMC Comprehensive Stock
          ----------------
Plan of an option to acquire Host REIT Stock or an adjustment of restricted shares or deferred shares of Host REIT Stock with respect to a Retained Individual or Retained Employee or a conversion under the Crestline Comprehensive Stock Incentive Plan of Existing HMC Stock Awards to acquire Crestline Common Stock or an award of restricted shares or deferred shares of Crestline Common Stock with respect to a Crestline Employee to reflect the

Distribution and Host REIT Conversion on Existing HMC Stock Awards held on the Distribution Date, in accordance with Section 2.5.

          Contribution Agreement: the agreement described in the third recital
          ----------------------
of this Agreement.

          Contribution Date:  the Closing Date, as defined in the Contribution
          -----------------
Agreement.

          Crestline: Crestline Capital Corporation, a Maryland corporation.
          ---------

          Crestline Common Stock:  the common stock, $.01 par value per share,
          ----------------------
of Crestline.

          Crestline Comprehensive Stock Incentive Plan:  the Crestline Capital
          --------------------------------------------
Corporation 1998 Comprehensive Stock Incentive Plan, an equity-based incentive compensation plan established by Crestline providing for awards of options, restricted stock, deferred stock, stock appreciation rights, dividend equivalent rights and other stock based awards for eligible employees of Crestline and their beneficiaries.

          Crestline Stock Price: the average of the average of the highest and
          ---------------------
lowest quoted per share trading prices on the New York Stock Exchange for a share of Crestline Common Stock for each of the 10 consecutive trading days beginning on the date the Crestline Common Stock begins trading on a when issued basis.

          Current Plan Year: the plan year or fiscal year, whichever is
          -----------------
applicable with respect to any Plan, which includes the Distribution Date.

          Deferred Compensation Plan: a plan of deferred compensation that is
          --------------------------
not tax-qualified under Section 401(a) of the Code and that is maintained for Employees of HMC, HMLP or Crestline and their beneficiaries, as described below:

              (i)  HMC Deferred Compensation Plan: the Host Marriott Corporation
                  ------------------------------
Executive Deferred Compensation Plan maintained by HMC for the period before the Contribution Date which will be assumed and maintained by HMLP effective as of the Contribution Date and will be renamed the Host Marriott, L.P. Executive Deferred Compensation Plan, effective as of the Contribution Date.

              (ii) Crestline Deferred Compensation Plan: the Crestline Capital
                   ------------------------------------
Corporation Executive Deferred Compensation Plan to be established by Crestline, effective as of the Distribution Date to provide benefits to Crestline Employees on or after the Distribution Date

          Distribution Agreement:  the agreement described in the third recital
          ----------------------
of this Agreement.

          Distribution:  the distribution by HMC of outstanding common shares of
          ------------
Crestline to HMC's shareholders.

          Distribution Date: the date as of which the stock records of Crestline
          -----------------
reflect the Distribution.

          Employee:  an individual who on the Distribution Date, is identified
          --------
as being in any of the following categories:

              (i)   Crestline Employee: any individual: (i) employed by HMC or
                    ------------------
any subsidiary of HMC on or before the Distribution Date who will be employed by Crestline or any subsidiary of Crestline as part of the Host REIT Conversion on or after the Distribution Date, or (ii) who is a beneficiary of an individual described in the immediately preceding clause;

              (ii)  Retained Employee: any individual: (i) employed by HMC or
                    -----------------
any subsidiary of HMC on or before the Contribution Date who will be employed by HMLP or any subsidiary or affiliate of HMLP as part of the Host REIT Conversion on or after the Contribution Date, or (ii) who is a beneficiary of an individual described in the immediately preceding clause; or

              (iii) Retained Individual: any individual, other than a Crestline
                    -------------------
Employee or a Retained Employee, who (x) on or before the Distribution Date was employed by HMC or any subsidiary of HMC (y) was or is a Marriott International Employee or Marriott Terminee, as defined in the Employee Benefits & Other Employment Matters Allocation Agreement, entered into as of October 8, 1993, between Marriott International, Inc. (renamed Sodexho Marriott Services, Inc.) and HMC, (z) was or is a Host Marriott Services Individual, Host Marriott Services Employee or Host Marriott Services Terminee, as defined in the Employee Benefits & Other Employment Matters Allocation Agreement, entered into as of December 29, 1995, between Host Marriott Services Corporation and HMC or (w) is a beneficiary of an individual described in clauses (x), (y) or (z).

          Employer Security:  Host REIT Stock in the case of Retained Employees
          -----------------
and Retained Individuals and Crestline Common Stock in the case of Crestline Employees.

          ERISA: the Employee Retirement Income Security Act of 1974, as
          -----
amended, or any successor legislation.

          Existing HMC Stock Award: an (i)  unexercised option to purchase
          ------------------------
shares, (ii) award of restricted shares, (iii) award of deferred shares or (iv) award of stock appreciation rights held by a grantee on the Distribution Date pursuant to the 1997 HMC Comprehensive Stock Incentive Plan.

          Flexible Spending Plan: the Host Marriott Corporation Section 125 Plan
          ----------------------
maintained by HMC before the Distribution Date which will be assumed and maintained by HMLP, in accordance with Section 2.6.3 of this Agreement.

          1997 HMC Comprehensive Stock Incentive Plan: the Host Marriott
          -------------------------------------------
Corporation 1997 Comprehensive Stock Incentive Plan (formerly called the Host Marriott Corporation 1993 Comprehensive Stock Incentive Plan), as may be amended from time to time, maintained by HMC before the Contribution Date and continued by HMC, HMLP and their affiliates after the Contribution Date.

          HMC: Host Marriott Corporation, a Delaware corporation for the period
          ---
before the Contribution Date and Host REIT for the period beginning on or after the Contribution Date.

          HMC Common Stock: the common stock, $1.00 par value per share, of HMC.
          ----------------

          HMC Stock Price: the average of the average of the highest and lowest
          ---------------
quoted per share trading prices on the New York Stock Exchange for a share of HMC Common Stock (trading on an ex-dividend basis for the period before the Distribution Date) for each of the 10 consecutive trading days beginning on the date the Crestline Common Stock begins trading on a when issued basis.

          HMLP: Host Marriott, L.P., a Delaware limited partnership.
          ----

          HMO: any health maintenance organization organized under 42 U.S.C. (S)
          ---
300e-9, or a state health maintenance organization statute that provides medical services for Employees under any Plan.

          Host Marriott Services Distribution: the 1995 Host Marriott Services
          -----------------------------------
Corporation distribution by HMC to shareholders of the capital stock of its wholly owned subsidiary Host Marriott Services Corporation.

          Host REIT Stock:  the common stock, $.01 par value per share, of Host
          ---------------
REIT.

          Host REIT:  Host Marriott Corporation, a Maryland corporation for the
          ---------
period beginning on the Contribution Date and HMC Merger Corporation for the period before the Contribution Date.

          IRS:  the Internal Revenue Service.
          ---

          Marriott International Distribution: the: (i)  1993 Marriott
          -----------------------------------
Corporation distribution to its shareholders of the capital stock of its wholly owned subsidiary Marriott International, Inc., and (ii) 1997 Marriott International, Inc. (renamed Sodexho Marriott Services, Inc.) distribution to its shareholders of the capital stock of its subsidiary New Marriott, Inc. (renamed Marriott International, Inc.).

          Medical/Dental Plan: a Welfare Plan providing health benefits to
          -------------------
Employees and their dependents, as described below:

              (i)  Crestline Medical/Dental Plan: the Plan to be established by
                   -----------------------------
HMC in accordance with Section 2.6 of this Agreement to provide welfare benefits, including but not limited to health and dental benefits; or

              (ii) Host Marriott Medical/Dental Plan : the existing Host
                   ---------------------------------
Marriott Corporation Medical/Dental/Vision Care Plan maintained by HMC prior to the Contribution Date primarily for the benefit of eligible employees and their dependents and assumed and continued by HMLP, effective as of the Contribution Date pursuant to Section 2.6 of this Agreement.

          Nonqualified Stock Option: an award under the 1997 HMC Comprehensive
          -------------------------
Stock Incentive Plan of a stock option which is not qualified as an incentive stock option under Code Section 422.

          Plan:  any plan, policy, arrangement, contract or agreement providing
          ----
compensation or benefits for any group of Employees or former Employees or any individual Employee or former Employee, or the dependents or beneficiaries of any such Employee or former Employee, whether formal or informal or written or unwritten, and including, without limitation, any means, whether or not legally required, pursuant to which any benefit is provided by an employer to any Employee or former employee or the beneficiaries of any such Employee or former employee.

          Profit Sharing Plan:  a defined contribution plan maintained pursuant
          -------------------
to Section 401(a) of the Code, as described below:

              (i)  Crestline Profit Sharing Plan: the Crestline Capital
                   -----------------------------
Corporation Retirement and Savings Plan to be adopted by Crestline; or

              (ii) Host Marriott Profit Sharing Plan: the Host Marriott
                   ---------------------------------
Corporation (HMC) Retirement and Savings Plan maintained by HMC prior to the Contribution Date which will be assumed and maintained by HMLP, in accordance with Section 2.2 of this Agreement.

          Qualified Beneficiary:  an individual (or dependent thereof) who
          ---------------------
either (1) experiences a "qualifying event" (as that term is defined in Code
Section 4980B(f)(3) and ERISA Section 603) while a participant in a Medical/Dental Plan, or (2) becomes a "qualified beneficiary" (as that term is defined in Code Section 4980B(g)(1) and ERISA 607(3)) under a Medical/Dental Plan, and who is included in any one of the following categories:

              (i)  HMC Qualified Beneficiary: any person, other than a Crestline
                   -------------------------
Qualified Beneficiary, who is a Qualified Beneficiary on or after the Distribution Date under the Host Marriott Medical/Dental Plan; or

              (ii) Crestline Qualified Beneficiary: any person who is a
                   -------------------------------
Qualified Beneficiary under the Crestline Medical/Dental Plan.

      Service Credit: the period taken into account under any Plan for
      --------------
purposes of determining length of service, eligibility, participation, vesting, benefit accrual and similar requirements under such Plan.

      Stock Purchase Plan: a stock-based Plan meeting the requirements of
      -------------------
Section 423 of the Code.

      Welfare Plan:  any Plan which provides medical, health, disability,
      ------------
accident, life insurance, death, dental or other welfare benefit, including, without limitation, any post-employment benefit.

1.2.  Certain Constructions
      ---------------------

      References to the singular in this Agreement shall refer to the plural and vice-versa and references to the masculine shall refer to the feminine and vice-versa.

1.3.  Schedules, Sections
      -------------------

      References to a "Schedule" are, unless otherwise specified, to one of the Schedules attached to this Agreement, and references to a "Section" are, unless otherwise specified, to one of the Sections of this Agreement.

1.4.  Survival
      --------

      Obligations described in this Agreement shall remain in full force and effect and shall survive the Distribution Date and the Contribution Date.

2. EMPLOYEE BENEFITS

   2.1. Employment
        ----------

        2.1.1.  Allocation of Responsibilities
                ------------------------------

        Effective as of the Distribution Date, except to the extent retained or assumed by HMLP under this Agreement or any other agreement relating to the Distribution or Host REIT Conversion, Crestline shall retain or assume, as the case may be, responsibility as employer for the Crestline Employees. Effective as of the Contribution Date, except to the extent retained or assumed by HMC under this Agreement or any other agreement relating to the Host REIT Conversion, HMLP or its affiliates shall retain or assume, as the case may be, responsibility as employer for the Retained Employees. The assumption or retention of responsibility as employer described in this Section 2.1.1 shall not, of itself, constitute a severance or a termination of employment under any Plan of severance or of income extension maintained by HMC, HMLP or Crestline, and no such severance, separation or termination shall be deemed to occur.

        2.1.2.  Service Credits
                ---------------

        (i)     Distribution Date Transfers  .  HMLP shall credit each Retained
                ---------------------------
Individual and Retained Employee with such Employee's Service Credits and original hire date as are reflected in HMC's records on the Contribution Date. Crestline shall credit each Crestline Employee with such Employee's Service Credits and original hire date as are reflected in HMC's records on the Distribution Date. Such Service Credits and hire dates shall continue to be maintained as described herein for as long as the Employee does not terminate employment.

        (ii)    Post-Distribution Date Transfers.  Subject to the provisions
                --------------------------------
of ERISA and the Code, HMLP in the case of Retained Employees and Crestline in the case of Crestline Employees may its sole discretion make such decisions as it deems appropriate with respect to determining an Employee's Service Credits for periods of service after the Distribution Date for Crestline Employees and after the Contribution Date for Retained Employees.

  2.2.  Profit Sharing Plans
        --------------------

        2.2.1.  Sponsorship of Host Marriott Profit Sharing Plan
                ------------------------------------------------

        HMC shall transfer sponsorship of the Host Marriott Profit Sharing
Plan to HMLP, effective as of the Contribution Date. Further, on or around the Contribution Date, HMC, as the General Partner for HMLP, shall in a timely manner ratify: (1) the adoption of the Host Marriott Profit Sharing Plan by HMLP, effective as of the Contribution Date, (2) changing the name of the Host Marriott Profit Sharing Plan to the Host Marriott, L.P. Retirement and Savings Plan, effective as of the Contribution Date, and (3) the adoption of any desired amendments or amendments necessary for maintaining its tax-qualified status under the Code or ERISA.

        2.2.2.  Establishment of the Crestline Profit Sharing Plan
                --------------------------------------------------

        Prior to the Distribution Date, Crestline shall take, or cause to be taken, all action necessary and appropriate to establish and administer a new Plan called the Crestline Capital Corporation Retirement and Savings Plan, effective on or around the Distribution Date. The Crestline Capital Corporation Retirement and Savings Plan shall be intended to qualify for tax-favored treatment under Sections 401(a) and 401(k) of the Code and to be in compliance with the requirements of ERISA and shall have terms substantially similar to the terms of the Host Marriott Corporation (HMC) Retirement and Savings Plan (as in effect on the Distribution Date). Crestline shall provide benefits under the Crestline Capital Corporation Retirement and Savings Plan for all Crestline Employees who were participants in or otherwise entitled to benefits under the Host Marriott Profit Sharing Plan on the Distribution Date.

        2.2.3.  Obligation to Make Company Contribution
                ---------------------------------------

        Effective as of the Contribution Date, HMLP shall be responsible for:
(1) HMC's obligations, if any, to make payment of Company Contributions (to the extent allocable but not paid on the Contribution Date) under the Host Marriott Profit Sharing Plan, in accordance with the terms and conditions of such Plan, for the Plan Year beginning January 2, 1998, and (2) HMLP's obligations, if any, to make payment of Company Contributions under the Host Marriott Profit Sharing Plan in accordance with the terms and conditions of such Plan for the period beginning on the Contribution Date. Notwithstanding any other provision of this Agreement to the contrary, a Crestline Employee or Host Employee who ceases to be an employee of HMC during the Plan Year beginning January 2, 1998 because of a transaction relating to or arising from the Distribution or Host REIT Conversion shall be eligible for an allocation of the discretionary contributions, if any, made under the Host Profit Sharing Plan for such Plan Year.

        Effective as of the Distribution Date, Crestline shall be responsible for the contributions, if any, required under the terms of the Crestline Profit Sharing Plan in accordance with the terms and conditions of such Plan.

        2.2.4.  Transfer and Acceptance of Account Balances
                -------------------------------------------

          As soon as administratively practicable after the Contribution Date and after the allocation of the contributions, if any, made for the Plan Year beginning on January 2, 1998:

          (1) HMLP shall cause the trustee of the Host Marriott Profit Sharing Plan to transfer to the trustee of the Crestline Profit Sharing Plan, in a trustee-to-trustee transfer, cash, securities, other property or a combination thereof equal to the account balances of all Crestline Employees. Prior to the transfer described in the preceding sentence, HMLP shall cooperate with Crestline and take such action as is appropriate to cause the trustee of the Host Marriott Profit Sharing Plan to convert the account balances of Crestline Employees to cash or other investments acceptable to the trustee of the Crestline Profit Sharing Plan;

          (2) Crestline shall cause the trustee of the Crestline Profit Sharing Plan to accept the transfer from the trustee of the Host Marriott Profit Sharing Plan; and

          (3) Crestline shall credit the accounts under the Crestline Profit Sharing Plan established for the benefit of Crestline Employees with the amounts, if any, transferred on their behalf.

          The transfers required by this Section 2.2.4 shall comply with Section 414(l) of the Code and the requirements of ERISA and the regulations promulgated thereunder. Additionally, the transfers required by this Section 2.2.4 may take place pending issuance of favorable determination letters (as described in Section 2.2.6 below), or upon receipt of an opinion of counsel reasonably satisfactory to both HMLP and Crestline that the Plans satisfy the requirements for tax-qualification described in Sections 401(a) and 401(k) of the Code, or can be made to so qualify by retroactive amendment, and that the transfers will not adversely affect the tax-qualified status of either Plan or decrease the accrued benefits of any participant.

          2.2.5.  HMLP to Provide Information
                  ---------------------------

          As soon as administratively practicable after the Distribution Date, HMLP (with the cooperation of Crestline to the extent that relevant information is in the possession of Crestline or any of its subsidiaries and in accordance with Section 5.2), shall provide Crestline with a list of Crestline Employees who, to the best knowledge of HMC or HMLP, were participants in or otherwise entitled to benefits under the Host Marriott Profit Sharing Plan on the Distribution Date, together with a listing of each participant's Service Credits and account balance under such Plan. HMLP shall, as soon as administratively practicable after the Distribution Date and in accordance with Section 5.2, provide Crestline with such additional information in the possession of HMLP, HMC or their subsidiaries or affiliates (and not already in the possession of Crestline or any of its subsidiaries or affiliates) as may be reasonably requested by Crestline and necessary for the administration of the Crestline Profit Sharing Plan.

        2.2.6.  Regulatory Filings
                ------------------

        HMLP and Crestline shall, in connection with the plan-to-plan transfer described in Section 2.2.4, cooperate in making any and all appropriate filings required by the Commission or the IRS, or required under the Code, ERISA or any applicable securities laws and the regulations thereunder, and take all such action as may be necessary and appropriate to cause such transfer to take place as soon as administratively convenient after the Distribution Date or otherwise when required by law. Further, HMLP and Crestline shall each seek favorable IRS determination letters to the effect that their respective Profit Sharing Plans satisfy all tax-qualification requirements under Sections 401(a) and 401(k) of the Code, and that the transfer described in Section 2.2.4 complied with the applicable requirements of the Code and ERISA.

  2.3.  Deferred Compensation Plans
        ---------------------------

        2.3.1.  HMC Deferred Compensation Plan.
                ------------------------------

        HMC shall transfer to HMLP sponsorship of the HMC Deferred
Compensation Plan and all liabilities and obligations for accrued benefits (including any earnings attributable to such benefits) for Retained Individuals and Retained Employees, effective as of the Contribution Date. Further, on or around the Contribution Date, HMC, as General Partner for HMLP, shall in a timely manner ratify the (1) assumption of the HMC Deferred Compensation Plan, effective as of the Contribution Date, (2) assumption from HMC of all liabilities for accrued benefits of Retained Individuals and Retained Employees and earnings attributable to such benefits, effective as of the Contribution Date (3) changing of the name of the Host Marriott Corporation Executive Deferred Compensation Plan to Host Marriott, L.P. Executive Deferred Compensation Plan, effective as of the Contribution Date, and (4) the adoption of any amendments which are determined to be necessary or desirable for the operation and administration of the HMC Deferred Compensation Plan.

        2.3.2.  Crestline Deferred Compensation Plan
                ------------------------------------

        As soon as practicable before the Distribution Date, Crestline shall adopt: (1) a new Deferred Compensation Plan with terms substantially similar to the terms of the HMC Deferred Compensation Plan (as in effect on the Distribution Date) and named the Crestline Capital Corporation Executive Deferred Compensation Plan, and (2) assume from HMC all liabilities and obligations of HMC relating to the accrued benefits and any earnings attributable to such benefits for Crestline Employees. The foregoing shall be subject to the requirements of ERISA and the Code.

  2.4.  Other Plans
        -----------

        HMLP shall assume and continue the sponsorship, responsibility and the associated liabilities of HMC for the Plans listed on Schedule A, effective as of the Contribution Date. Nothing in this Section 2.4 is intended to require HMLP to continue the Plans identified on Schedule A that have been terminated prior to the Contribution Date or from terminating Plans identified on Schedule A after the Contribution Date.

  2.5.  Stock Plans
        -----------

        2.5.1.  Host Marriott Comprehensive Stock Incentive Plan
                ------------------------------------------------

        Effective as of the Contribution Date, all future awards under the 1997 HMC Comprehensive Stock Incentive Plan will be denominated in Host REIT Stock. Following the Contribution Date, HMC shall continue to reserve those shares already reserved under the 1997 HMC Comprehensive Stock Plan. The shares reserved pursuant to the preceding sentence shall be authorized by the shareholders of HMC.

        2.5.2.  Crestline Comprehensive Stock Incentive Plan
                --------------------------------------------

        As soon as practicable before the Distribution Date: (i) Crestline shall establish the Crestline Comprehensive Stock Incentive Plan, to cover the Conversion Awards of Crestline Common Stock required by Section 2.5.3 of this Agreement and for granting future awards of Crestline Common Stock to eligible employees of Crestline and its affiliates, and (ii) HMC, acting as sole shareholder of Crestline, shall approve the adoption of the Crestline Comprehensive Stock Incentive Plan. All awards under the Crestline Comprehensive Stock Incentive Plan will be denominated in Crestline Common Stock. Crestline shall reserve 4,000,000 shares of Crestline Common Stock for the awards, including the Conversion Awards, required by this Agreement. Shares that are reserved pursuant to the preceding sentence but that are not used shall be available for future awards under the Crestline Comprehensive Stock Incentive Plan. Effective as of the Distribution Date, Crestline shall assume all obligations with respect to, and shall administer Conversion Awards denominated in Crestline Common Stock under the Crestline Comprehensive Stock Incentive Plan.

        2.5.3.  Effect of the Distribution and Host REIT Conversion on Awards
                -------------------------------------------------------------
                Made Under the 1997 HMC Comprehensive Stock Incentive Plan Prior
                ----------------------------------------------------------------
                to the Distribution Date
                ------------------------

        (i)     Restricted Stock:  As soon as practicable after the Distribution
                ----------------
Date, each holder of an Existing HMC Stock Award of restricted shares who held such award on the Distribution Date, shall receive, as part of the Distribution and

Host REIT Conversion, (1) one restricted share of Host REIT Stock, subject to the terms of the 1997 HMC Comprehensive Stock Incentive Plan, for each restricted share of HMC Common Stock held by such holder on the Distribution Date, and (2) one restricted share of Crestline Common Stock, subject to the terms of the Crestline Comprehensive Stock Incentive Plan, for each 10 restricted shares of HMC Common Stock held by such holder on the Distribution Date.

          The restrictions applicable to the shares awarded pursuant to this
Section 2.5.3(i) shall be replaced with restrictions in favor of HMLP, its subsidiaries or affiliates with respect to Retained Individuals and Retained Employees and Crestline, its subsidiaries or affiliates with respect to Crestline Employees. The restrictions shall be released at the same time and on the same schedule as the shares of HMC Common Stock were subject under the 1997 HMC Comprehensive Stock Incentive Plan on the Distribution Date, except that release of such restrictions shall be contingent upon a finding by: (1) the Compensation Policy Committee of the Board of Directors of HMC (or its designee) that a grantee who is a Retained Employee or Retained Individual has satisfied the conditions for such release; and (2) the Compensation Policy Committee of the Board of Directors of Crestline (or its designee) that a grantee that is a Crestline Employee has satisfied the conditions for such release.

          (ii) Deferred Stock:  As soon as administratively practicable after
               --------------
the Distribution Date, holders of Existing HMC Stock Awards of deferred shares shall have their accounts, determined as of the Distribution Date, treated as follows: (1) the Existing HMC Stock Awards of each Retained Employee and Retained Individual will be adjusted to the number of Host REIT Stock with a total value based on the HMC Stock Price equal to the Aggregate Value of the shares credited to their accounts, and (2) the Existing HMC Stock Awards of each Crestline Employee will be assumed by the Crestline Comprehensive Stock Incentive Plan and credited to accounts under such plan, as appropriate, and will be adjusted to the number of shares of Crestline Common Stock with a total value based on the Crestline Stock Price equal to the Aggregate Value of the shares credited to their accounts.

          (iii)  Substitution of Stock Options:  As soon as practicable after
                 -----------------------------
the Distribution Date, each Retained Employee, Retained Individual, Crestline Employee who on the Distribution Date is a holder of an Existing HMC Stock Award of stock options shall receive a Conversion Award of an option for Employer Security in substitution of such Existing HMC Stock Award. The exercise price and the number of shares underlying a Conversion Award that is granted pursuant to this Section 2.5.3(iii) shall be determined in accordance with Sections 2.5.3
(iv) and 2.5.3 (v) of this Agreement.

          Notwithstanding any other provision to the contrary, HMLP and Crestline reserve the right prior to the issuance of any Conversion Award to adopt resolutions modifying the terms and conditions, including but not limited to the time within which options may be exercised, of Conversion Awards granted pursuant to this Section 2.5.3(iii).

          (iv) Adjustment of Option Price for Shares Covered by Options Granted
               ----------------------------------------------------------------
Pursuant to a Conversion Award:  The provisions of this Section 2.5.3(iv) are
------------------------------
intended to ensure that the Aggregate Spread on each Existing HMC Stock Award is maintained in the grants of Conversion Awards required by Section 2.5.3(iii) and shall govern the determination of the option price of such Conversion Awards. The option price for each share of Employer Security covered by a Conversion Award shall be equal to the Aggregate Exercise Price divided by the number of shares covered by such Conversion Award (determined in accordance with Section 2.5.3(v)).

          (v)  Number of Shares Covered by Options Granted Pursuant to a
               ---------------------------------------------------------
Conversion Award:  A Conversion Award granted in substitution for an Existing
----------------
HMC Stock Award pursuant to Section 2.5.3(iii) shall be for the number of shares of Employer Security with a total value based on the HMC Stock Price or the Crestline Stock Price, as the case may be, equal to the Aggregate Value.

          (vi) Limitation on 1997 HMC Comprehensive Stock Incentive Plan:  To
               ---------------------------------------------------------
the extent that any adjustment or limitation of this Section 2.5.3 is inconsistent with the terms of the 1997 HMC Comprehensive Stock Incentive Plan, as in effect on the Distribution Date, or the terms of an Existing HMC Stock Award, as in effect on the Distribution Date, the terms of the 1997 HMC Comprehensive Incentive Plan or the terms of the Existing HMC Stock Award shall not apply. Notwithstanding the preceding sentence, to the extent that the requirements of this Section 2.5.3 are inconsistent with: (x) the intended tax or accounting treatment of the Host REIT Conversion, or (y) any Existing HMC Stock Award, HMLP and Crestline shall mutually agree on the alternative adjustment.

        2.5.4. Effect of the Host REIT Conversion on the Host Marriott
               -------------------------------------------------------
               Corporation Employee Stock Purchase Plan
               ----------------------------------------

        The 1998 Plan Year for the Host Marriott Corporation Employee Stock Purchase Plan shall end on December 18, 1998 or such other date as HMC shall specify. HMC shall take all action necessary and appropriate for the eligible participants of the Host Marriott Corporation Employee Stock Purchase Plan to participate in the Distribution and Host REIT Conversion.

        Prior to the Distribution Date Crestline shall take, or cause to be taken all action necessary and appropriate to establish and administer a new Plan called the Crestline Capital Corporation Employee Stock Purchase Plan, effective as of the date approved by the Board of Directors of Crestline or such other date as Crestline's Board of Directors shall specify. As soon as administratively practicable before the Distribution Date, HMC, acting as sole shareholder of Crestline, shall approve the adoption of Crestline Capital Corporation Employee Stock Purchase Plan. The Crestline Capital Corporation Employee Stock Purchase Plan shall constitute a Stock Purchase Plan and authorize eligible employees of Crestline, its subsidiaries and affiliates to purchase Employer Security based on terms similar to the Host Marriott Corporation Employee Stock Purchase Plan, as in effect on January 2, 1998.

          As soon as administratively practicable after the Distribution Date:
(1) HMLP shall take, or cause to be taken all action necessary and appropriate to establish and administer a new Plan called the Host Marriott, L.P. Employee Share Purchase Plan, effective as of January 1, 1999 or such other date as HMLP shall specify; and (2) HMC, acting as General Partner for HMLP, shall ratify the adoption of the Host Marriott, L.P. Employee Share Purchase Plan. The Host Marriott, L.P. Employee Share Purchase Plan shall authorize eligible employees of HMLP, its subsidiaries and affiliates to purchase Host REIT Stock based on terms substantially similar to the Host Marriott Corporation Employee Stock Purchase Plan, as in effect on January 2, 1998.

    2.6.  Medical/Dental Plan Liability and Coverage
          ------------------------------------------

          2.6.1.  Liability for Claims
                  --------------------

          Effective as of the Contribution Date, HMC shall transfer sponsorship of the Host Marriott Medical/Dental Plan to HMLP and HMLP shall be responsible for providing medical/dental coverage, including stop-loss insurance, if any, and assuming responsibility for the associated liabilities and accrued obligations under such Plan for all Retained Employees and HMC Qualified Beneficiaries. Retained Employees and HMC Qualified Beneficiaries shall have no pre-existing condition limitation imposed other than that which is or was imposed under the Host Marriott Medical/Dental Plan on the Contribution Date An individual who is covered under the Host Marriott Medical/Dental Plan immediately after the Contribution Date shall be credited with any expenses incurred toward deductibles, out-of pocket expenses, maximum benefit payments, and any benefit usage credited to such individual before the Contribution Date for purposes of determining such individual's benefits under the Host Marriott Medical/Dental Plan after the Contribution Date

          Prior to the Distribution Date, Crestline shall take, or cause to be taken, all action necessary and appropriate to: (1) establish a new Medical/Dental Plan, on the terms deemed appropriate by Crestline (hereinafter referred to as the Crestline Medical/Dental Plan) effective as of the Distribution Date, and (2) assume from HMC all responsibility and liability for the claims incurred on or after the Distribution Date for all Crestline Employees and Crestline Qualified Beneficiaries. An individual who is covered under the Crestline Medical/Dental Plan immediately after the Distribution Date shall be credited with any expenses incurred toward deductibles, out-of pocket expenses, maximum benefit payments, and any benefit usage credited to such individual on the Distribution Date for purposes of determining such individual's benefits under the Crestline Medical/Dental Plan after the Distribution Date.

          The parties intend that an Employee who was covered under a Welfare Plan maintained by HMC before the Contribution Date shall not have a gap in such coverage because of a transaction relating to or arising from the Distribution or Host REIT Conversion.

          2.6.2.  Continuation Coverage Administration
                  ------------------------------------

          Effective as of the Contribution Date, HMLP shall assume from HMC and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, the administration of the continuation coverage requirements imposed by Code Section 4980B and ERISA Sections 601 through 608 as they relate to any HMC Qualified Beneficiary. Effective as of the Distribution Date, Crestline shall assume from HMC and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, the administration of the continuation coverage requirements imposed by Code Section 4980B and ERISA Sections 601 through 608 as they relate to any Crestline Qualified Beneficiary.

          2.6.3.  Flexible Benefits Plan
                  ----------------------

          HMC shall transfer sponsorship of the Flexible Benefits Plan to HMLP, effective as of the Contribution Date. Further, on or around the Contribution Date, HMC, as the General Partner for HMLP, shall in a timely manner ratify: (1) the adoption of the Flexible Benefits Plan, effective as of the Contribution Date, (2) changing the name of the Flexible Benefits Plan to Host Marriott, L.P. Flexible Benefits Plan, effective as of the Contribution Date, and (3) the adoption of any desired amendments. Notwithstanding any other provision of this Agreement or the Flexible Benefits Plan, claims incurred by a Crestline Employee or Host Employee during the Current Plan Year shall be paid for under the Flexible Benefits Plan, to the extent covered under the terms of such plan.

    2.7.  Paid Time Liabilities
          ---------------------

          2.7.1.  Division of Liabilities
                  -----------------------

          Effective as of the Contribution Date, HMC shall transfer to HMLP all accrued liabilities (whether vested or unvested and whether funded or unfunded) for paid time leave, if any, for Retained Employees and Retained Individuals. After the Contribution Date, HMLP shall be solely responsible for the payment of such paid time leave to Retained Employees and Retained Individuals. Effective as of the

Distribution Date, HMC shall transfer to Crestline all accrued liabilities (whether vested or unvested and whether funded or unfunded) for paid time leave, if any, for Crestline Employees. After the Distribution Date, Crestline shall be responsible for the payment of such paid time leave to Crestline Employees. HMLP (in the case of Retained Employees) and Crestline (in the case of Crestline Employees) shall provide the individuals covered by this Section 2.7.1 with the same vested and unvested balances of paid time leave as was credited to such individuals by HMC on the Contribution Date (in the case of Retained Employees) and the Distribution Date (in the case of Crestline Employees). Nothing in this
Section 2.7.1 shall be construed in any way to limit the right of either HMLP or Crestline to change its vacation or sick leave policies as it deems appropriate.

    2.8.  Reservation of Right To Amend or Terminate Plans
          ------------------------------------------------

          Except as otherwise expressly provided, no provision of this Agreement, shall be construed as a limitation on the right of HMC, HMLP or Crestline to amend or terminate a Plan. In addition, notwithstanding any other provision to the contrary, no provision of this Agreement shall be construed to create a right in any individual (including an employee or former employee of HMC, or dependent or beneficiary of such employee or former employee) under a Plan which such individual would not otherwise have under the terms of the Plan.

    2.9.  Notice
          ------

          HMC, HMLP and Crestline acknowledge that each may incur costs and expenses, including, but not limited to, contributions to a Plan and the payment of insurance premiums arising from or related to any Plan which are, as set forth in this Agreement, the responsibility of the other party hereto. Accordingly, HMC, HMLP and Crestline shall give notice to the other party of the costs to be incurred prior to payment and demand that the other party which has the obligation to pay shall pay the cost and expense and the other party shall pay the cost and expenses no later than 30 days after receipt of such notice.

    2.10. Payroll Reporting and Withholding
          ---------------------------------

          2.10.1. Form W-2 Reporting
                  ------------------

          HMC, HMLP and Crestline shall prepare, file and distribute IRS Forms W-2 in accordance with applicable laws and regulations.

          2.10.2. Forms W-4 and W-5
                  -----------------

          HMC, HMLP and Crestline shall cooperate as necessary with each other to ensure that IRS Form W-4 (Employee's Withholding Allowance Certificate) and W-5 (Earned Income Credit Advance Payment Certificate) are distributed, completed and filed, in accordance with applicable laws and regulations.

          2.10.3. Garnishments, Tax Levies, Child Support Orders, Qualified
                  ---------------------------------------------------------
Medical Child Support Orders and Wage Assignments
-------------------------------------------------

          With respect to Employees with garnishments, tax levies, child support orders, qualified medical child support orders, and wage assignments in effect with HMC on or before the: (i) Contribution Date, HMLP with respect to each Retained Employee shall honor such payroll deduction authorizations or court or governmental orders, and will continue to make payroll deductions and payments to any authorized payee, as specified by the court or governmental order which was filed with HMC on or before the Contribution Date, and (ii) Distribution Date, Crestline with respect to each Crestline Employee shall honor such payroll deduction authorization or court or governmental orders, and will continue to make payroll deductions and payments to any authorized payee, as specified by the court or governmental order which was filed with HMC on or before the Distribution Date.

          2.10.4. Authorizations for Payroll Deductions
                  -------------------------------------

          Unless otherwise prohibited by this or another agreement entered into in connection with the Host REIT Conversion, a governing Plan document, or applicable law, with respect to Retained Employees with authorizations for payroll deductions in effect with HMC: (i) HMLP or its affiliates as the successor employer for each Retained Employee will honor the payroll deduction authorizations for such Retained Employee and shall not require that such Retained Employee submit a new authorization to the extent that the type of deduction by HMLP does not differ from that made by HMC before the Contribution Date, and (ii) Crestline as the successor employer for each Crestline Employee will honor the payroll deduction authorizations for such Crestline Employee and shall not require that such Crestline Employee submit a new authorization to the extent that the type of deduction by Crestline does not differ from that made by HMC before the Distribution Date. The deductions covered by this Section 2.10.4 include, but are not limited to, contributions to any Plan, U.S. Savings Bonds, and United Giver's Fund; scheduled loan repayments to the Profit Sharing Plan or to an employee credit union; and Direct Deposit of Payroll, bonus advances, union dues, employee relocation loans, and other types of authorized company receivables usually collectible through payroll deductions.

3.  LABOR AND EMPLOYMENT MATTERS

          Notwithstanding any other provision of this Agreement or any other Agreement between HMC, HMLP and Crestline to the contrary, HMC, HMLP and Crestline understand and agree that:

    3.1.  Separate Employers
          ------------------

          After the separation of Employees into their respective companies, HMLP and Crestline will be separate and independent employers.

    3.2.  Employment Policies and Practices
          ---------------------------------

          After the Distribution Date as to Crestline and the Contribution Date as to HMLP, HMLP and Crestline may adopt, continue, modify or terminate such employment policies, compensation practices, Plans, and other employee benefit arrangements of any kind or description, as each may determine, in its sole discretion, are necessary and appropriate.

    3.3.  Claims
          ------

          3.3.1.  Scope
                  -----

          This section is intended to allocate all liabilities for employment-related claims involving HMC, HMLP or Crestline including, but not limited to, claims against either party or all the parties and their officers, directors, agents and employees, or against or by their various Plans and plan administrators and fiduciaries.

          3.3.2.  Employment-Related Claims
                  -------------------------

          An employment-related claim shall include any actual or threatened lawsuit, arbitration, ERISA claim, or federal, state, or local judicial or administrative proceeding of whatever kind involving a demand by or on behalf of or relating to Employees, or by or relating to any federal, state or local government agency alleging liability against HMC, HMLP or Crestline, or against any of their respective officers, directors, agents, employees, administrators, trustees or fiduciaries.

          3.3.3.  Obligation to Indemnify
                  -----------------------

          The duty of a party to indemnify, defend and hold harmless the other party under this Section 3.3 shall include the following obligations of the party having such duty: to provide a legal defense and incur all attorneys fees and litigation costs which may be associated with such a defense; to pay all costs of settlement or judgment where the indemnifying party has the full duty to do so or to pay the full percentage of the party's share when the duty is only a percentage of the full settlement or judgment; and to hold harmless from all claims and costs which may be asserted with or arising from the duty of the indemnifying party to defend and indemnify.

          3.3.4.  Pre-Host REIT Conversion
                  ------------------------

                  (i) Crestline shall indemnify, defend and hold harmless HMC and HMLP from any employment-related claim of a Crestline Employee; and

                  (ii) HMLP shall indemnify, defend and hold harmless HMC and Crestline from any employment-related claims of a Retained Employee or Retained Individual.

          3.3.5.  Distribution and Other Joint Liability Claims
                  ---------------------------------------------

          Where employment-related claims alleging or involving joint and several liability asserted against Crestline and HMLP are not separately traceable to liabilities relating to Crestline Employees, Retained Employees and Retained Individuals any liability shall be apportioned between Crestline and HMLP in accordance with the percentage that each party's Employees represents of the combined total number of Employees of both parties. For purposes of the preceding sentence, the percentage of liability assumed by Crestline shall equal the ratio of (i) the total number of Crestline Employees on the Distribution Date, to (ii) the combined total number of Crestline Employees, Retained Employees and Retained Individuals (other than a Marriott International Employee or Marriott Terminee, as defined in the Employee Benefits & Other Employment Matters Allocation Agreement, entered into as of October 8, 1993 between Marriott International, Inc. (renamed Sodexho Marriott Services, Inc.) and HMC and a Host Marriott Services Individual, Host Marriott Services Employee or Host Marriott Services Terminee, as defined in the Employee Benefits & Employee Matters Allocation Agreement, entered into as of December 29, 1995, between Host Marriott Services Corporation and HMC) on such date. Additionally, the percentage of liability assumed by HMLP shall equal the ratio of (i) the total number of Retained Employees and Retained Individuals on the Distribution Date to (ii) the combined total number of Crestline Employees, Retained Employees and Retained Individuals (other than a Marriott International Employee or Marriott Terminee, as defined in the Employee Benefits & Other Employment Matters Allocation Agreement, entered into as of October 8, 1993 between Marriott International, Inc. (renamed Sodexho Marriott Services, Inc.) and HMC and a Host Marriott Services Individual, Host Marriott Services Employee or Host Marriott Services Terminee, as defined in the Employee Benefits & Employee Matters Allocation Agreement, entered into as of December 29, 1995, between Host Marriott Services Corporation and HMC) on such date.

Each party will indemnify, defend, and hold harmless the other to the extent of the indemnifying party's apportioned percentage determined in accordance herewith.

          3.3.6.  Host REIT Conversion Employment-Related Claims
                  ----------------------------------------------

          Employment-related claims arising after the Distribution and division of the Employees between the parties and not relating to, arising from, or in connection with the Host REIT Conversion, will be the sole responsibility of Crestline as to Crestline Employees and of HMLP as to Retained Employees and Retained Individuals. Each party will indemnify, defend, and hold harmless the other from employment-related claims of the other company.

    3.4.  Notice of Claims
          ----------------

          Without limitation to the scope and application to each party in the performance of its duties under Sections 3.4 and 3.5 of this Agreement, each party will notify in writing and consult with the other party prior to making any settlement to an employee claim, for the purpose of avoiding any prejudice to such other party arising from the settlement.

    3.5.  Assumption of Unemployment Tax Rates
          ------------------------------------

          Changes in state unemployment tax experience as of the Distribution Date shall be handled in accordance with this Section 3.5. In the event applicable state law permits the allocation of the unemployment tax experience of HMC as of the Distribution Date, the HMC experience shall be transferred to Crestline if this results in the lowest aggregate unemployment tax costs for both Crestline and HMLP combined, and the HMC experience shall be retained by HMLP if this results in the lowest aggregate unemployment tax costs for HMLP and Crestline combined. In the event applicable state law does not permit the allocation of the unemployment tax experience of HMC as of the Distribution Date, the HMC experience shall be transferred to HMLP.

    3.6.  Intercompany Service Charge
          ---------------------------

          Legal, professional, managerial, administrative, clerical, consulting, and support or production services provided to one party by personnel of the other party, upon the request of the first party or when such services are otherwise required by this Agreement shall be charged to the party receiving such services on commercially reasonable terms to be negotiated (or in accordance with the provisions of any applicable agreement between the parties).

    3.7.  WARN Claims
          -----------

          Before and after the Distribution Date, each party shall comply in all material respects with the Worker Adjustment and Retraining Act ("WARN"). HMLP shall be responsible for WARN claims relating to Retained Individuals and Retained Employees. Crestline shall be responsible for WARN Claims relating to Crestline Employees. Each party shall indemnify, defend and hold harmless the other in connection with WARN Claims for which the indemnitor is responsible and which are brought against the indemnitee.

    3.8.  Employees on Leave of Absence
          -----------------------------

          As of the Distribution Date, Crestline shall assume responsibility, if any, as employer for any individual returning from an approved leave of absence who prior to the Distribution Date was employed by HMC or any subsidiary of HMC (other than Crestline) and who but for such approved leave of absence would be an active employee of Crestline on or after the Distribution Date. As of the Contribution Date, HMLP shall assume responsibility, if any, as employer for an individual returning from an approved leave of absence who prior to the Contribution Date was employed by HMC or any subsidiary of HMC (other than Crestline) and who but for such approved leave of absence would be an active employee of HMLP or its affiliates on or after the Contribution Date.

    3.9.  No Third Party Beneficiary Rights
          ---------------------------------

          Neither this Agreement nor any other intercompany agreement between HMC, HMLP and Crestline is intended to nor does it create any third party contractual third-party beneficiary or other common law rights.

    3.10. Attorney-Client Privilege
          -------------------------

          The provisions herein requiring either party to this Agreement to cooperate shall not be deemed to be a waiver of the attorney/client privilege for either party not shall it require either party to waive its attorney/client privilege.

4.  DEFAULT

    4.1.  Default
          -------

          If a party materially defaults hereunder, each non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred).

    4.2.  Force Majeure
          -------------

          HMC, HMLP and Crestline shall incur no liability to each other due to a default under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out, work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accident, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or any other delay beyond each other's reasonable control.

5.  MISCELLANEOUS

    5.1.  Relationship of Parties
          -----------------------

          Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

    5.2.  Access to Information; Cooperation
          ----------------------------------

          HMC, HMLP and Crestline and their authorized agents will be given reasonable access to and may take copies of all information relating to the subjects of this Agreement (to the extent permitted by federal and state confidentiality laws) in the custody of the other party, including any agent, contractor, subcontractor, agent or any other person or entity under the contract of such party. The parties will provide one another with such information within the scope of this Agreement as is reasonably necessary to administer each party's Plans. The parties will cooperate with each other to minimize the disruption caused by any such access and providing of information.

    5.3.  Assignment
          ----------

          Neither party shall, without the prior written consent of the other, have the right to assign any rights or delegate any obligations under this Agreement.

    5.4.  Headings
          --------

          The headings used in this Agreement are inserted only for the purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

    5.5.  Severability of Provisions
          --------------------------

          Neither HMC, HMLP nor Crestline intends to violate statutory or common law by executing this Agreement or any contractual obligations of HMC. If any provision in this Agreement is in violation of any law, such provision shall be inoperative and the remainder of this Agreement shall remain in full force and effect and shall be binding upon the parties.

    5.6.  Parties Bound
          -------------

          This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing herein, expressed or implied, shall be construed to give any other person any legal or equitable rights hereunder.

    5.7.  Notices
          -------

          All notices, consents, approvals and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight courier or three days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the named representatives of the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

          (a)  if to HMC


               HOST MARRIOTT CORPORATION
               10400 Fernwood Road
               Bethesda, Maryland  20817
               Attention:  Christopher Townsend

          (b)  if to HMLP


               HOST MARRIOTT, L.P.
               10400 Fernwood Road
               Bethesda, Maryland  20817
               Attention:  Christopher Townsend

          (c)  if to Crestline


               CRESTLINE CAPITAL CORPORATION
               10400 Fernwood Road
               Bethesda, Maryland  20817
               Attention:  Tracy Colden

          HMC shall, upon the request of Crestline or HMLP, provide copies of all of its notices, consents, approvals and other communications relating to the matters covered by this Agreement to any lender of Crestline or HMLP or other person specified by Crestline or HMLP. HMLP shall upon the request of HMC or Crestline provide copies of all of its actions, consents, approvals and other communications given or made pursuant to its obligations under this Agreement to any lender of HMC or Crestline or other person specified by HMC or Crestline. Additionally, Crestline shall upon the request of HMC or HMLP provide copies of all of its actions, consents, approvals and other communications given or made pursuant to its obligations under this Agreement to any lender of HMC or HMLP or other person specified by HMC or HMLP.

    5.8.  Further Action
          --------------

          HMC, HMLP and Crestline each shall cooperate in good faith and take such steps and execute such papers as may be reasonably requested by the other party to implement the terms and provisions of this Agreement.

    5.9.  Waiver
          ------

          HMC, HMLP and Crestline each agree that the waiver of any default under any term or condition of this Agreement shall not constitute a waiver of any subsequent default or nullify the effectiveness of that term or condition.

    5.10. Governing Law
          -------------

          All controversies and disputes arising out of or under this Agreement shall be determined pursuant to the laws of the State of Maryland, regardless of the laws that might be applied under applicable principles of choice of laws.

    5.11. Consent to Jurisdiction
          -----------------------

          The parties irrevocably submit to the exclusive jurisdiction of (a) the Courts of the State of Maryland, Montgomery County, or (b) any federal district court where there is federal jurisdiction for the purpose of any suit, action or other Court proceeding arising out of this Agreement. The parties hereby irrevocably designate, appoint and empower [_____________________] in each case as its true and lawful agent and attorney-in-fact in its name, place, and stead to receive on its behalf service of process in any action, suit, or proceeding with respect to any matters as to which it has submitted to jurisdiction as set forth in the immediately preceding sentence.

    5.12. Entire Agreement
          ----------------

          This Agreement, the Distribution Agreement and Merger Agreement constitute the entire understanding between the parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. No amendment, modification, extension or failure to enforce any condition of this Agreement by either party shall be deemed a waiver of any of its rights herein. This Agreement shall not be amended except by a writing executed by the parties.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                               HOST MARRIOTT CORPORATION,
                               a Delaware corporation


                               By:
                                   ----------------------------


                               HOST MARRIOTT, L.P.,
                               a Delaware limited partnership



                               By:
                                   ----------------------------

                               CRESTLINE CAPITAL CORPORATION,
                               a Maryland corporation



                               By:
                                   ----------------------------

                     EMPLOYEE BENEFITS AND OTHER EMPLOYMENT
                          MATTERS ALLOCATION AGREEMENT
                       BETWEEN HOST MARRIOTT CORPORATION,
                            HOST MARRIOTT, L.P. AND
                         CRESTLINE CAPITAL CORPORATION

                                   SCHEDULE A



                Howard Johnson (Prime & Exeter) Retirement Award

                Howard Johnson Company Executive Retirement Plan

                 Howard Johnson Retirement Plan (Long & Loyal)

           Marriott Family Restaurants, Inc. Retirement Savings Plan

               Big Boy Cleveland Disposition Deferred Stock Plan